EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
    Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Jason Pigott, President and Chief Executive Officer of Laredo Petroleum, Inc. (the "Company"), and Bryan J. Lemmerman, Senior Vice President and Chief Financial Officer of the Company, certify that, to their knowledge:
(1)the Quarterly Report on Form 10-Q of the Company for the period ending March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2021
/s/ Jason Pigott
Jason Pigott
President and Chief Executive Officer

May 6, 2021
/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer